Exhibit 99.1

OMEGA PROTEIN DETAILS IMPORTANT FACTS FOR STOCKHOLDERS

Sets the Record Straight About Omega’s Strong Performance and Stockholder-Friendly Governance Practices

Vote the WHITE Proxy Card to Support the Board’s Candidates for Long-Term Value Creation

HOUSTON, June 13, 2016 – The Board of Directors of Omega Protein Corporation (NYSE: OME) (the “Company” or “Omega Protein”), today released a letter to stockholders in connection with the Company’s 2016 Annual Meeting scheduled to be held on June 28, 2016.

The Board’s letter details facts about Omega Protein’s strong performance and stockholder-friendly governance practices.

The full text of the letter follows:

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June 13, 2016

Dear Fellow Omega Protein Stockholders:

We are pleased to have delivered strong performance to stockholders – outperforming a diversified peer set and the broader market over the last one, three and ten years, including in the time period since Bret Scholtes' appointment as our CEO.

Now, that progress is at risk: a single stockholder is waging a costly and distracting proxy contest to disrupt this progress and drastically change course. That stockholder is making misleading statements in an effort to elect a nominee to the Board. We want to present all the facts so you can make an informed decision. **In the following pages, we present the facts you need to know about Omega Protein.**

> **Please vote FOR the Company's director nominees who will work for the benefit of ALL stockholders. Mark, sign and return the WHITE ballot card.** We urge you NOT to sign any gold proxy card sent to you by Wynnefield Capital. Please discard any gold cards you may receive. If you have already signed and returned the gold card, you have every legal right to change your vote by using the enclosed WHITE proxy card to vote TODAY.

Sincerely,

Omega Protein Corporation
Board of Directors

YOUR VOTE IS IMPORTANT
VOTE "FOR" ALL OF THE OMEGA BOARD NOMINEES
Gary J. Ermers, Bret D. Scholtes and David H. Clarke
VOTE THE WHITE PROXY CARD TODAY

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OMEGA PROTEIN®

Fact #1: Omega has delivered strong performance

$30
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TSR before management change[1]: 17%
TSR under new management[2]: 233%
May-06
May-07
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(1) Data from May 26, 2006 to December 31, 2011

(2) Data from January 1, 2012 to Feb. 29, 2016 (the day before Wynnefield publicly announced its intention to nominate a slate of three nominees)

Fact #2: Omega has stockholder-friendly governance practices

- 7 of 8 directors are independent
- Independent Chairman of the Board
- 5-year average Board tenure (if Clarke is elected)
- Redeemed poison pill in 2014
- Proposed majority voting in 2016 (requires stockholder vote under charter)
- Did not re-nominate Paul Kearns after a majority of withhold votes in 2013
- Nominated Wynnefield candidate – without requiring settlement agreement
- Refreshed 7 directors of current 8-member Board since 2010 (if Clarke is elected)

YOUR VOTE IS IMPORTANT

VOTE "FOR" ALL OF THE OMEGA BOARD NOMINEES

Gary J. Ermers, Bret D. Scholtes and David H. Clarke

VOTE THE WHITE PROXY CARD TODAY

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OMEGA PROTEIN®

Fact #3: Gary Ermers is well-qualified to continue to act in the best interests of Omega stockholders

✓ Financial

- CFO of several large companies
- Served on audit and finance committees of multiple boards, several as Chairman

✓ Senior management/operational

- Senior executive with direct experience executing operational and financial strategies
- Extensive experience with M&A, organic growth, capital investments
- Led expansion and market penetration projects through numerous joint operating agreements, joint ventures and strategic alliances

✓ Investment

- Oversaw significant investment in profitable growth as CFO of Saint Joseph Health System, leading the acquisition of six hospitals, construction of two new hospitals and construction of two replacement facilities

✓ Risk Management

- CFO for 20+ years
- Implemented first ever corporate compliance program in highly regulated healthcare sector at a leading hospital system

Mr. Ermers' extensive knowledge of the healthcare industry's increased focus on wellness and preventive care, his national professional network and his active and deliberative participation on the Board have been critical to Omega's growth and increased profitability

YOUR VOTE IS IMPORTANT
VOTE "FOR" ALL OF THE OMEGA BOARD NOMINEES
Gary J. Ermers, Bret D. Scholtes and David H. Clarke
VOTE THE WHITE PROXY CARD TODAY

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OMEGA PROTEIN®

Fact #4: Omega welcomes fresh voices in the boardroom

- Added Steve Bryan and Gary Ermers to the Board in 2014
- Nominated David Clarke, a seasoned executive in our industry, who was proposed by Wynnefield
- **Omega will have refreshed seven directors of its current eight-member Board since 2010 (if Mr. David Clarke is elected)**

That is hardly an "entrenched" Board as Wynnefield claims!

Fact #5: We believe the Board's strategy to invest in growing Omega's sources of revenue will create a stronger, more efficient Company

1. Drive sales growth → Expand sales to existing customers and acquire new customers → Develop new products and line extensions

2. Focus on efficiency & cost structure → De-bottleneck assets and improve capacity utilization → Lower operating costs

An independent analyst with Pivotal Research wrote on May 5, 2016: "The company is in no way capital-constrained in the Animal Nutrition business. Thus, we conclude that it would make ZERO sense to exit Human Nutrition today…We are happy with [the result of the strategic review] and if the Human Nutrition business can improve its margins – it is built in EPS growth over the next three years in our view."

YOUR VOTE IS IMPORTANT
VOTE "FOR" ALL OF THE OMEGA BOARD NOMINEES
Gary J. Ermers, Bret D. Scholtes and David H. Clarke
VOTE THE WHITE PROXY CARD TODAY

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OMEGA PROTEIN®

Fact #6: The Board has carefully reviewed the possibility of a sale, as proposed by Wynnefield

Board authorized a strategic review in Sept. 2015

- Hired J.P. Morgan

J.P.Morgan
J.P. Morgan Securities

- Full Board actively involved in process (17 Board meetings during strategic review)
- Comprehensive review included a possible sale, merger, spin-off or other separation of a selected business, or other form of business combination, stock buyback program or strategic transaction

Board concluded strategic review in May 2016

- The Board determined that the best path to increase stockholder value was to continue to execute the existing business plan in order to achieve long-term value creation
- Strategy includes investing $18 million in Animal Nutrition and exiting concentrated Human Nutrition oils
- Authorized $40 million stock buyback program

Market reacted positively to conclusion of strategic review – stock price rose in heavy trading on the first day of trading after announcement

YOUR VOTE IS IMPORTANT
VOTE "FOR" ALL OF THE OMEGA BOARD NOMINEES
Gary J. Ermers, Bret D. Scholtes and David H. Clarke
VOTE THE WHITE PROXY CARD TODAY

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OMEGA PROTEIN®

Your Vote Is Important, No Matter How Many Or Few Shares You Own.

Please vote the WHITE proxy card TODAY. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

D.F. King & Co., Inc.
48 Wall Street
New York, NY 10005

Stockholders May Call Toll-Free: (866) 521-4192
Banks & Brokers May Call Collect: 212-269-5550
Email: OME@dfking.com

We urge you NOT to sign any gold proxy card sent to you by Wynnefield Capital. Please discard any gold cards you may receive. If you have already signed and returned the gold card, you have every legal right to change your vote by using the enclosed WHITE proxy card to vote TODAY— by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided

Safe Harbor Statement

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS: This letter includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Statements contained in this letter that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Forward-looking information may be based on projections, predictions and estimates. Some statements in this letter may be forward looking and use words like "may," "may not," "believes," "does not believe," "expects," "does not expect," "anticipates," "does not anticipate," "sees," "does not see," "should," "plan," "possible," "potential" or other similar expressions. The forward-looking statements in this letter include statements concerning confidence in the Company's strategic plan. In making these statements, we rely on assumptions and analyses based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and the actual results may differ materially from those stated in the forward-looking statements due to a variety of important factors, both positive and negative. Important factors that could cause actual results to be materially different from those stated in forward-looking statements include, among others: (1) the Company's ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions, natural and other disasters and disease; (2) the impact of laws and regulations that may be enacted that may restrict the Company's operations or the sale of the Company's products or increase the cost of compliance; (3) the impact of worldwide supply and demand relationships on prices for the Company's products; (4) the Company's expectations regarding demand and pricing for its products proving to be incorrect, and the effect of forward sales of products on the Company's financial results; (5) fluctuations in the Company's quarterly operating results due to the seasonality of the Company's business, estimates of standard cost for inventory and subsequent adjustments to such costs, and the Company's deferral of inventory sales based on worldwide prices for competing products; (6) the Company's ability to realize the anticipated benefits from its acquisitions in the Human Nutrition business, and specifically, to integrate successfully its acquisitions in the Human Nutrition segment; (7) the Company's expectations regarding its human nutrition business, its future prospects and the dietary supplement market or the human health and wellness segment generally, proving to be incorrect; (8) increase in the price and shortage of key raw materials that could adversely affect the Company's human nutrition businesses; (9) the cost of compliance or potential restrictions on sales caused by laws and regulations regarding fish meal or oil importation into foreign jurisdictions; (10) business disruptions, costs and future events related to any proxy contests initiated by any activist stockholders; and (11) the impact of the Company's decision to exit the concentrated oils manufacturing business and dispose of its oil concentration facility on the Company's business, financial condition or results of operation, including the amount of any losses that may be incurred in connection therewith. Other factors are described in further detail in the Company's filings with the SEC, including its reports on Form 10-K, Form 10-Q and Form 8-K. Except as required by law, the Company expressly disclaims any intentions or obligation to revise or update any forward-looking information whether as a result of new information, future events or otherwise.

YOUR VOTE IS IMPORTANT
VOTE "FOR" ALL OF THE OMEGA BOARD NOMINEES
Gary J. Ermers, Bret D. Scholtes and David H. Clarke
VOTE THE WHITE PROXY CARD TODAY

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